UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2021
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
________________________
Commission File Number 001-32335

Delaware	88-0488686
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11388 Sorrento Valley Road	92121
San Diego	(Zip Code)
California
(Address of principal executive offices)
(858) 794-8889
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.
On December 8, 2021, the Board of Directors (the “Board”) of Halozyme Therapeutics, Inc. (the “Company”) amended the Company’s Bylaws to adopt a “majority voting” standard for uncontested elections of directors. As revised, the Bylaws provide that in any election of one or more directors at a meeting of stockholders at which a quorum is present (i) other than in a contested election, directors shall be elected by the vote of a majority of the votes cast by the stockholders and (ii) only in the case of any contested election, directors shall be elected by a plurality of votes cast by stockholders.
The Company’s Bylaws were also amended to supplement various disclosure requirements in connection with notices given to the Company containing a nomination of any individual for election as director to the Board and to clarify eligibility and disclosure requirements for such nominees to be elected to the Board. The enhanced disclosures include information and/or representations regarding such matters as independence, compliance with policies applicable to other directors, stock ownership issues, voting commitments and compensation arrangements.
The foregoing description of the amendment of the Company’s Bylaws is qualified in its entirety by reference to the full text of the Company’s Bylaws, as amended, attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	The Company's Bylaws, as amended
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

December 10, 2021	By:	/s/ Masaru Matsuda

	Name:	Masaru Matsuda, Esq.
	Title:	Senior Vice President, General Counsel and Corporate Secretary